EXHIBIT 99





906 CERTIFICATION


The undersigned certify pursuant to 18 U.S.C.ss.1350, that:

(1) The accompanying Quarterly Report on Form 10-Q for the period ended February 28, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the accompanying Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Date: April 14, 2003                                     /s/ David H. Roche
                                                         -----------------------
                                                         President and
                                                         Chief Executive Officer

                                   EXHIBIT 99





906 CERTIFICATION


The undersigned certify pursuant to 18 U.S.C.ss.1350, that:

(1) The accompanying Quarterly Report on Form 10-Q for the period ended February 28, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the accompanying Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Date: April 14, 2003                                /s/ Steven M. Caspers
                                                    ----------------------------
                                                    Executive Vice President and
                                                    Chief Financial Officer